SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                  -----------------

                             DWS Europe Equity Fund

Effective October 16, 2009, the following information replaces information about the portfolio management team in the "Portfolio management" section of the fund's prospectuses: The following people handle the day-to-day management of the fund:

Nikolaus Poehlmann, CFA                  Udo Rosendahl
Director of Deutsche Asset Management    Managing Director of Deutsche Asset
and Lead Portfolio Manager of the        Management and Portfolio Manager of
fund.                                    the fund.
 o Senior portfolio manager for           o Head of European Large Caps:
   Equities, responsible for European       Frankfurt.
   dividend strategies, Italian           o Joined the Company in August 1984
   equities and global financials           in the credit research department
   strategies.                              of Deutsche Bank, Paderborn; 1986
 o Joined the Company in July 1998 in       moved to the asset management
   Loan Portfolio Management for            department for high net worth
   Corporate and Investment Bank            clients of Deutsche Bank in Bremen
   (CIB) division.                          and Hamburg; 1989 moved to the
 o Managing European diversified            asset management division in
   funds and global financials funds        Frankfurt to manage various
   since 2002, and managing Italian         European country funds; 1995 became
   equity funds since 2006.                 senior fund manager; July 2002
 o Joined the fund in 2009.                 appointed head of European Large
 o BA from Augsburg University;             Caps.
   Master's degree in Economics           o Joined the fund in 2009.
   ("Diplom Volkswirt") from              o Bank training program Deutsche Bank
   University of Cologne.                   AG, Paderborn.

Michael Sieghart, CFA                    Mark Schumann
Managing Director of Deutsche Asset      Vice President of Deutsche Asset
Management and Portfolio Manager of      Management and Portfolio Manager of
the fund (through December 31, 2009).    the fund.
 o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
   in 1997.                                 in 2003.
 o Senior fund manager of global and      o Portfolio Manager for European
   European equities: Frankfurt.            Large Cap Equity: Frankfurt.
 o Joined the fund in 2009.               o Joined the fund in 2009.
 o Master's degree in finance and         o Masters (Lic oec) from University
   economics from the University            of St. Gallen (HSG).
   of Economics and Business
   Administration, Vienna.




               Please Retain This Supplement for Future Reference




                                                          [DWS INVESTMENTS LOGO]
                                                           Deutsche Bank Group

October 16, 2009
DEEF-3601